                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     DECEMBER 7, 1998
                                                ---------------------------
                             MEDIA ARTS GROUP, INC.
                             ----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                   0-24294                  77-0354419
  ------------------------   ------------------------  ------------------------
(STATE OR OTHER JURISDICTION (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                  IDENTIFICATION NUMBER)

                               521 CHARCOT AVENUE
                           SAN JOSE, CALIFORNIA 95131
                           --------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (408) 324-2020
                             ----------------------
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                      NONE
                 --------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.            OTHER EVENTS.

         (i)       NEW YORK STOCK EXCHANGE LISTING.

         On December 7, 1998, the common stock of Media Arts Group, Inc., ("MAGI") was approved for listing on the New York Stock Exchange under the ticker symbol "MDA". In addition, effective as of December 7, 1998, MAGI terminated its listing on the NASDAQ.

         Further information concerning the listing is set forth in MAGI's press release dated December 4, 1998, which is attached hereto as an exhibit and incorporated herein by reference.

         (ii)      DESCRIPTION OF MAGI'S SECURITIES.

         As of September 30, 1998, the authorized capital stock of MAGI consisted of (i) 80,000,000 shares of Common Stock, $0.01 par value per share, of which 13,047,204 shares were outstanding and (ii) 1,000,000 shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), none of which was outstanding. The following description of the capital stock of MAGI and certain provisions of MAGI's Amended and Restated Certificate of Incorporation and Bylaws are qualified in their entirety by reference to such documents, copies of which have been filed with the Securities and Exchange Commission. As of September 30, 1998, MAGI's Common Stock was held of record by 227 stockholders.

COMMON STOCK

         Each holder of Common Stock is entitled to one vote per share in the election of directors and for all other purposes. All shares of Common Stock are entitled to participate pro rata in distributions and in such dividends as may be declared by the Board of Directors out of funds legally available therefor, subject to any preferential dividend rights of outstanding shares of Preferred Stock. Subject to the prior rights of creditors, all shares of Common Stock are entitled in the event of liquidation to participate ratably in the distribution of all the remaining assets of MAGI after distribution in full of preferential amounts, if any, to be distributed to holders of Preferred Stock. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of any series of Preferred Stock which MAGI may designate and issue in the future. Each outstanding share of Common Stock is fully paid and non-assessable.

PREFERRED STOCK

         The Preferred Stock is divisible into and issuable in one or more series. The rights and preferences of the different series may be established by the Board of Directors without further action by the stockholders. The Board of Directors is authorized with respect to each series to fix and determine, among other things, (i) its dividend rate; (ii) its liquidation preference; (iii) whether or not such shares will be convertible into, or exchangeable for, any other securities; and (iv) whether or not such shares will have voting rights, and, if so, the conditions under which such shares will vote as a separate class.

         MAGI believes that the Board of Directors' ability to issue Preferred Stock on such a wide variety of terms will enable the Preferred Stock to be used for important corporate purposes, such as financing acquisitions or raising additional capital. However, were it inclined to do so, the Board of Directors could issue all or part of the Preferred Stock with (among other things) substantial voting power or advantageous conversion rights. Such stock could be issued to persons deemed by the Board of Directors likely to support current management in a contest for control of MAGI, either as a precautionary measure or in response to a specific takeover threat. MAGI has no current plans to issue Preferred Stock for any purpose.

CERTAIN CERTIFICATE OF INCORPORATION, BYLAW AND STATUTORY PROVISIONS AFFECTING STOCKHOLDERS

         STOCKHOLDER MEETINGS. Advance notice of stockholder nominations and any other matter to be brought before a meeting of stockholders is required to be given in writing to the Secretary of MAGI within the time periods set forth in the Bylaws. The Bylaws provide that Special Meetings of Stockholders of MAGI may be called by the Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, the Secretary or any Assistant Secretary. In addition, Special Meetings of Stockholders may be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock that is entitled to vote. Any action required or permitted to be taken at any Annual or Special Meeting of the Stockholders may be taken without a meeting, without prior notice and without a vote, if signed consent is given by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         SECTION 203 OF DELAWARE CORPORATION LAW. MAGI is a Delaware corporation and is subject to Section 203 of the Delaware General Corporation Law, which generally prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the time that the person became an interested stockholder, unless (i) prior to such time the Board of Directors of the corporation approved either the business combination or the transaction in which the person became an interested stockholder; (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested person owns at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers of the corporation and by certain employee stock plans; or (iii) at or after such time the business combination is approved by the Board of Directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the corporation that is not owned by the interested stockholder. A "business combination" generally includes mergers, asset sales and similar transactions between the corporation and the interested stockholder, and other transactions resulting in a financial benefit to the stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns 15% or more of the corporation's outstanding voting stock or who is an affiliate or associate of the corporation and, together with his or her affiliates and associates, has owned 15% or more of the corporation's outstanding voting stock within three years.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

         (c)       Exhibits.

The following exhibit is included herewith:

99.1. Press Release dated December 4, 1998 issued by Media Arts Group, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, MAGI has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             Date:  December 21, 1998.

                             Media Arts Group, Inc.



                             /s/ Greg H.L. Nash
                             ----------------------------------------
                             Greg H.L. Nash
                             Senior Vice President and Chief Financial Officer